EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Members of Syncpointe, LLC

We have audited the accompanying balance sheets of Syncpointe, LLC (“the Company”) as of December 31, 2009 and 2008, and related statements of operations, members’ equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and related statements of operations, members’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

These financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has operating and liquidity concerns.  As of December 31, 2009, the Company has an approximate accumulated deficit of $2,631,000.  These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management’s plans as to these matters are also described in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/ JEWETT, SCHWARTZ, WOLFE & ASSOCIATES

Hollywood, Florida
November 5, 2010

SYNCPOINTE, LLC
BALANCE SHEETS
December 31, 2009 and 2008

	2009	2008
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$10,635	$187,055
Total current assets	10,635	187,055
PROPERTY AND EQUIPMENT
Software	44,000	-
Office equipment	16,151	8,371
Total property and equipment	60,151	8,371
Less accumulated depreciation	2,814	191
Net property and equipment	57,337	8,180
Total assets	$67,972	$195,235

LIABILITIES AND MEMBERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$426,321	$6,437
Accrued liabilities	133,686	16,964
Current portion of notes payable	1,639,185	-
Total current liabilities	2,199,192	23,401
NONCURRENT PORTION OF NOTES PAYABLE	500,000	1,250,000
Total liabilities	2,699,192	1,273,401
MEMBERS' EQUITY (DEFICIT)
Contributed capital	57,264	15,864
Accumulated deficit	(2,688,484)	(1,094,030)
Total members' equity (deficit)	(2,631,220)	(1,078,166)
Total liabilities and members' equity (deficit)	$67,972	$195,235

The accompanying notes are an integral part of these financial statements.

SYNCPOINTE, LLC
 STATEMENTS OF OPERATIONS
 Years Ended December 31, 2009 and 2008

	2009	2008

REVENUES	$89,000	$-
OPERATING EXPENSES
Software research and development	748,825	1,007,409
Compensation, consulting and related expenses	578,890	40,943
General and administrative expenses	244,498	28,818
Depreciation	2,623	191
Total operating expenses	1,574,836	1,077,361
Operating loss	(1,485,836)	(1,077,361)
OTHER INCOME (EXPENSE)
Interest expense	(108,672)	(16,965)
Other income, net	54	296
Other expense, net	(108,618)	(16,669)
Net loss	$(1,594,454)	$(1,094,030)

The accompanying notes are an integral part of these financial statements.

SYNCPOINTE, LLC
 STATEMENTS OF CHANGES IN MEMBERS' EQUITY
 Years Ended December 31, 2009 and 2008

		Retained
	Contributed	Earnings
	Capital	(Deficit)	Total

MEMBERS' EQUITY, January 1, 2008	$-	$-	$-
Net loss		(1,094,030)	(1,094,030)
Contributions	15,864		15,864
Withdrawals	-	-	-

MEMBERS' EQUITY (DEFICIT) , December 31, 2008	15,864	(1,094,030)	(1,078,166)
Net loss	-	(1,594,454)	(1,594,454)
Contributions	41,400	-	41,400
Withdrawals	-	-	-

MEMBERS' EQUITY (DEFICIT) , December 31, 2009	$57,264	$(2,688,484)	$(2,631,220)

The accompanying notes are an integral part of these financial statements.

SYNCPOINTE, LLC
 STATEMENTS OF CASH FLOWS
 Years Ended December 31, 2009 and 2008

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,594,454)	$(1,094,030)
Adjustments to reconcile net loss to net cash used
in operating activities:
Patent rights purchased and charged to operations as
research and development expense	-	1,000,000
Depreciation expense	2,623	191
Change in operating assets and liabilities:
Accounts payable	419,884	6,437
Accrued liabilities	116,722	16,964
Net cash used by operating activities	(1,055,225)	(70,438)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(51,780)	(4,119)
Net cash used by investing activities	(51,780)	(4,119)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes payable - related parties	889,185	250,000
Proceeds from capital contribution	41,400	11,612
Net cash provided by financing activities	930,585	261,612
Net increase (decrease) in cash	(176,420)	187,055
Cash and cash equivalents, beginning of period	187,055	-
Cash and cash equivalents, end of period	$10,635	$187,055

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and taxes	$-	$-
Non-cash transactions or investing and financing activities:
Notes payable issued to acquire patent rights	$-	$1,000,000
Fixed assets contributed by members	$-	$4,252

The accompanying notes are an integral part of these financial statements.

SYNCPOINTE, LLC

NOTES TO FINANCIAL STATEMENTS
For the years ended December 31, 2009 and 2008

1.      SIGNIFICANT ACCOUNTING POLICIES

Description of Business: Syncpointe, LLC (the “Company”) is a software developer focused on the development of mobile device management software. The Company is located in Columbia, Missouri.  The Company’s products are geared towards global enterprise, government, and consumer markets.

Use of Estimates:  Management uses estimates and assumptions in preparing these financial statements in accordance with U.S. generally accepted accounting principles.  Significant estimates included in these financial statements include the depreciable lives of property and equipment.  Actual results could vary from the estimates that were used.

Cash and Cash Equivalents: Cash includes certain interest-bearing bank accounts.  Periodically, the Company maintains cash on deposit at financial institutions in excess of amounts insured by the U.S. Federal Deposit Insurance Corporation (FDIC).  For purposes of reporting cash flows, the Company considers all cash on hand, in banks, including amounts in bank overdraft positions, certificates of deposit and other highly liquid debt instruments with a maturity of three months or less at the date of purchase, to be cash and cash equivalents.

Software: Costs incurred internally in creating a computer software product are charged to expense when incurred as research and development until technological feasibility has been established for the product.  Technological feasibility is established upon completion of a detail program design or, in its absence, completion of a working model.  Thereafter, all software production costs are capitalized and subsequently reported at the lower of unamortized cost or net realizable value.  Capitalized costs are amortized based on current and future revenue for each product with an annual minimum equal to the straight-line amortization over the remaining estimated economic life of the product.  As of December 31, 2009 this software has yet to be placed into service.

Property and Equipment:  Equipment is carried at cost.  Depreciation is computed on the straight-line method based on the estimated useful lives of the related assets, ranging from 5 to 7 years.

Patent Rights: The Company acquired patent rights in 2008 from an affiliate of the members in return for $1,000,000 of notes payable to or on behalf of the affiliate, and recognized this cost as software research and development expense due to no estimated fair value of the patent at the date of acquisition.

Advertising:  The Company follows the policy of charging the costs of advertising to expense as incurred.  Such expenses totaled $27,342 and $274 for the years ended December 31, 2009 and 2008, respectively.

Management Fees:  The Company follows the policy of charging the costs of management fees to expense as incurred.  Such expenses totaled $43,290 and $0 for the years ended December 31, 2009 and 2008, respectively, and were paid to an affiliate of a member.

Income Taxes: The Company is a Limited Liability Company (LLC) for federal and state income tax purposes. As such, the LLC is not subject to federal income taxes and the income, deductions, credits and other tax attributes of the LLC flow directly to the members of the LLC. The Company also does not anticipate any significant state tax implication for the year ending December 31, 2009. Therefore, no provision is made for federal and state income taxes in the Company’s financial statements.

The LLC has adopted the provisions of FASB ASC 740-10, “Accounting for Uncertain Income Tax Positions”. Management of the LLC believes that the LLC will not have a material impact of the uncertain tax positions on its financial statements for the year ending December 31, 2009. The LLC is in compliance with the filing of the 2008 federal income tax return and applicable state tax returns. As of December 31, 2009, tax years 2008 through 2009 remain open for Internal Revenue Service (“IRS”) audit. The LLC has received no notice of audit from the IRS for any of the open tax years.

Research and Development Expenses:  In accordance with ASC Topic 730 formerly, SFAS No. 2, Accounting for Research and Development Costs the Company accounts for research and development expenditures, including payments to collaborative research partners as research and development expenses. Accordingly, all research and development costs are charged to expense as incurred.

Revenue Recognition:  The company has had minimal revenue to date. It is the Company’s policy that revenues are recognized pursuant to the provisions of FASB ASC 605 “Revenue Recognition”, when persuasive evidence of an arrangement exists, delivery has occurred (or service has been performed), the sales price is fixed and determinable and collectability is reasonably assured.

Legal Costs and Contingencies:  In the normal course of business, the Company incurs costs to hire and retain external legal counsel to advise it on regulatory, litigation and other matters. The Company expenses these costs as the related services are received.
If a loss is considered probable and the amount can be reasonably estimated, the Company recognizes an expense for the estimated loss. If the Company has the potential to recover a portion of the estimated loss from a third party, the Company makes a separate assessment of recoverability and reduces the estimated loss if recovery is also deemed probable.

Accounting Standards Updates:  In June 2009, the FASB issued Statement No. 168 (an update of ASC 105), “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles—a replacement of FASB Statement No. 162 (FAS 168)”. The Codification became the source of authoritative Generally Accepted Accounting Principle (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. On the effective date of SFAS 168, the Codification superseded all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification became non-authoritative. SFAS 168 was effective for financial statements issued for interim and annual periods ending after September 15, 2009. The adoption of SFAS 168 did not affect the Company’s financial position, results of operations, or cash flows.

In February 2010, the FASB issued ASU 2010-09, "Subsequent Events (Topic 855) - Amendments to Certain Recognition and Disclosure Requirements". ASU 2010-09 requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirements that an SEC filer disclose the date through which subsequent events have been evaluated. ASC 2010-09 was effective upon issuance and has been adopted by the Company.

Other ASUs effective after December 31, 2009 are not expected to have a significant effect on the Company’s financial position or results of operations.

2.      GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which assumes that the Company will realize its assets and discharge its liabilities in the normal course of business.  As reflected in the accompanying financial statements, the Company has an accumulated deficit of $2,688,484 and a members’ deficit of $2,631,220 at December 31, 2009.

The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due.  Management’s plan includes obtaining additional funds by equity financing; however, there is no assurance of additional funding being available.  These circumstances raise significant doubt about the Company’s ability to continue as a going concern.

The accompanying financial statements do not include any adjustments that might arise as a result of this uncertainty.

3.      NOTES PAYABLE

Notes payable consist of the following at December 31:

	2009	2008
Note payable to a member, secured by all assets of the Company, bearing interest at 8.0%, principal and interest payments due
in full on December 31, 2010.	$567,352	$124,945

Note payable to a member, secured by all assets of the Company, bearing interest at 8.0%, principal and interest payments due
in full on December 31, 2010.	571,833	125,055

Note payable to affiliates of a member, unsecured, bearing interest at 8.0%, principal and interest payments due in full on
December 31, 2010. Assumed in connection with patent acquisition.	500,000	500,000

Note payable to an affiliate of a member, unsecured, non-interest bearing, annual payments beginning February 15, 2011 equal to 10%
of Syncpointe revenues each preceding calendar year	500,000	500,000

Total notes payable	2,139,185	1,250,000
Less current portion	1,639,185	-
Noncurrent portion of notes payable	$500,000	$1,250,000

Accrued interest related to the above notes payable of $120,561 and of $16,964 was included in accrued liabilities as of December 31, 2009 and 2008, respectively.  In addition, interest accrued totaling $5,075, as of December 31, 2009 is included in accounts payable, and represents finance charges on software development costs.

4.      OPERATING LEASE COMMITMENTS

The Company leases office facilities under operating lease agreements, the last of which expires March 31, 2010.  Lease payments under these agreements totaled $28,750 and $3,837 for the years ended December 31, 2009 and 2008, respectively.  Future minimum lease payments under noncancelable operating leases agreements are $0 for the year ending December 31, 2010 as the lease provides for no payments in January, February and March of 2010.  Total rent expense under all agreements was $30,220 and $3,837 for the years ended December 31, 2009 and 2008, respectively.

5.      SUBSEQUENT EVENTS

Events that have occurred subsequent to December 31, 2009, have been evaluated through November 5, 2010, which represents the date the Company’s financial statements were approved by management and were available to be issued.

On August 21, 2010, the members of the Company executed a Membership Interest Purchase Agreement with Quamtel, Inc. (the "Purchaser"), entered into and effective August 18, 2010.  All outstanding membership interests of the Company were acquired in exchange for 1,000,000 shares of the Purchaser's unregistered common stock.